                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of Registrant as specified in charter)

                                   ----------

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-333-0246

                     DATE OF FISCAL YEAR END: JULY 31, 2010

                     DATE OF REPORTING PERIOD: JULY 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

                       THE ADVISORS' INNER CIRCLE FUND II

                              CLEAR RIVER FUND(R)

                                  ANNUAL REPORT

                                  JULY 31, 2010

                                   (GRAPHIC)

                               INVESTMENT ADVISER:

                      LOWRY HILL INVESTMENT ADVISORS, INC.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Top Ten Holdings ..........................................................    6
Schedule of Investments ...................................................    7
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   13
Statement of Changes in Net Assets ........................................   14
Financial Highlights ......................................................   15
Notes to Financial Statements .............................................   16
Report of Independent Registered Public Accounting Firm ...................   25
Trustees and Officers of The Advisors' Inner Circle Fund II ...............   26
Disclosure of Fund Expenses ...............................................   34
Notice to Shareholders ....................................................   36

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-877-333-0246; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND

TO OUR SHAREHOLDERS

A REVIEW OF 2010

Driven by a rebounding economy and strong corporate profits growth, the Clear River Fund produced a gain of 6.87% for the fiscal-year ended July 31, 2010. Equity markets lost some of the earlier gains, as stocks struggled in the second calendar quarter of 2010 with investors concerned about a host of macro issues. Some of these issues include the ability of European countries to service their sovereign debt in the face of massive budget deficits and entrenched social spending; rapid increases in the U.S. government's size, coupled with weakness at the state and local levels; uncertainty over future tax rates; anti-business climate in Washington; and possible real estate bubble in China.

For the year, the Russell 3000 Index gained 14.82%, and the MSCI EAFE Index gained 6.26%. The 80% Russell 3000 / 20% MSCI EAFE Index gained 13.14% for the twelve-month period. Results were driven higher by strong performance from the smaller-sized companies in the Fund, as they were less exposed to the European issues and the related weakness in the Euro. Having a well diversified Fund with broad stock market exposure allowed over 13% of the Fund to be positioned in mid- to smaller-sized companies under $5 billion of market capitalization.

Foreign stocks were negatively impacted by the European sovereign debt issues and the weakness in the Euro. The MSCI EAFE Index, a measure of established non-U.S.-based companies, gained only 6.26% for the period. Over the past year, the Clear River Fund had more than 28% of its assets invested in its International Strategy. Additionally, a significant amount of the revenues of domestic companies in the Fund resulted from overseas operations. While this large international exposure historically boosted Fund performance, it detracted from performance during the past year.

Having lower exposure to the strongest performing domestic smaller-sized companies also had a negative impact on the Fund's relative performance versus the 80/20 benchmark.

The Industrial and Consumer Discretionary sectors were the strongest performing sectors for the Fund. While unemployment levels remain stubbornly high, aggressive cost cutting allowed modest revenue growth to translate into much higher earnings growth for these corporations over the past year. This business leverage was clearly evident in the Industrial and Consumer Discretionary companies in the Fund.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND

Health care sector performance was held back by increased uncertainty over the major U.S. reforms, as well as lower utilization of the health care system in 2010. More people on high-deductible health plans, along with higher co-pays, helped drive down health care usage. This decline had a negative impact on several companies in the Fund. Driven by worries over slower consumption growth in China and the oil spill in the Gulf of Mexico, energy stocks also lagged the market averages over the past year. Fund energy holdings in BP, Transocean and Noble all detracted from performance for the year.

A LOOK AT THE FUTURE

More than ever, consumer spending and economic growth are dependent on job growth as government stimulus abates and consumers are unable to spend more due to limited credit availability.

Many businesses have understandably adopted a cautious attitude as they wait to see what new regulation or tax will emerge next. We suspect the legislative frenzy will abate when the November elections have passed. Once the operating environment becomes steadier, we also anticipate that businesses and individuals will sort things out and again feel more comfortable investing in and growing their businesses.

Despite the current sluggishness in employment growth, there are several positives. Corporate cash flow is strong, balance sheets are tidy, expenses have been pared to the bone, and revenues are growing again. Interest rates remain low, and banks have increased their willingness to lend - both of which should support a rebound in capital expenditures. U.S. housing starts have begun to rebound off their record low levels, and home prices seem to have stabilized. Inflation is likely to remain subdued for the next year or two due to plentiful excess manufacturing and housing capacity, abundant labor availability, and improved productivity.

The Fund will continue to invest across the broad spectrum of the equity market, from small U.S.-based companies to large U.S.-based companies to well-established international companies and selected emerging markets. Currently, 23% of the Fund is in the International Strategy, while the Small Capitalization Strategy holds 19%. To help protect against significantly higher inflation, 5% is invested in the Real Asset Strategy. The remainder of the Fund is invested in well-established U.S.-based companies positioned for sustained earnings growth.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND

With a focus on long-term results, investing in good businesses at attractive valuation levels will continue to be the foundation of the Clear River Fund. We believe that the consistent application of this philosophy, when combined with diversification across a wide spectrum of companies and low portfolio turnover, will lead to attractive long-term results for our investors.

Thank you for investing with the Clear River Fund. We look forward to helping you meet your financial goals.

Lowry Hill Investment Advisors, Inc.

THIS REPRESENTS THE MANAGER'S ASSESSMENT OF THE MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND

                       DEFINITION OF THE COMPARATIVE INDEX

The RUSSELL 3000(R) INDEX measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $62.6 billion; the median market capitalization was approximately $813.0 million. The index had a total market capitalization range of approximately $283.1 billion to $112.0 million.

The MSCI EAFE(R) INDEX (EUROPE, AUSTRALASIA, FAR EAST) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. & Canada. The MSCI EAFE(R) INDEX consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

GROWTH OF A $10,000 INVESTMENT

                              (PERFORMANCE GRAPH)

         Clear River Fund   Hybrid   Russell 3000 Index   MSCI Eafe Index
         ----------------   ------   ------------------   ---------------
2/3/09         10000         10000          10000               10000
7/09           12437         12277          12074               13096
7/10           13292         13890          13863               13917

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

**   THE FUND COMMENCED OPERATIONS ON FEBRUARY 3, 2009.

 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE, AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
                   MAY BE WORTH LESS THAN ITS ORIGINAL COST.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE
       CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.
 THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE THE FUND'S RETURNS,
DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN
 THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE
                 CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                  SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
            ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                 SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 4.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

TOP TEN HOLDINGS*

Vanguard Emerging Markets Fund ...   2.39%
Nestle ADR .......................   2.35%
Republic Services, Cl A ..........   1.96%
Exxon Mobil ......................   1.50%
Diageo ADR .......................   1.50%
United Technologies ..............   1.48%
McDonald's .......................   1.42%
Aflac ............................   1.41%
Reckitt Benckiser Group ..........   1.40%
BHP Billiton ADR .................   1.36%

* PERCENTAGES ARE BASED ON TOTAL INVESTMENTS. SHORT-TERM INVESTMENTS ARE NOT SHOWN IN THE TOP TEN HOLDINGS CHART.

EQUITY ALLOCATION**

                                  (PIE CHART)

Growth Equity          29%
Special Situations      6%
Small Cap Equity       19%
Income Equity          15%
Cash Equivalent         3%
International Equity   23%
Real Asset Equity       5%

**   PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

SECTOR WEIGHTINGS (UNAUDITED)+:

                                  (BAR CHART)

Industrials                  16.6%
Information Technology       14.7%
Consumer Staples             11.4%
Financials                   10.4%
Energy                       10.0%
Health Care                   8.6%
Consumer Discretionary        8.1%
Exchange Traded Funds         7.4%
Materials                     5.9%
Cash Equivalent               3.2%
Utilities                     1.9%
Telecommunication Services    1.8%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 89.5%

                                                           SHARES       VALUE
                                                         ---------   -----------
CONSUMER DISCRETIONARY -- 8.1%
   Arbitron ..........................................      15,058   $   435,176
   GameStop, Cl A* ...................................      15,196       304,680
   Harte-Hanks .......................................      24,805       279,800
   John Wiley & Sons, Cl A ...........................      10,604       417,586
   Lowe's ............................................      21,111       437,842
   McDonald's ........................................      10,945       763,195
   Men's Wearhouse ...................................      11,415       222,136
   NIKE, Cl B ........................................       9,040       665,706
   Nintendo ADR ......................................      12,455       438,597
   Sherwin-Williams ..................................       2,894       200,120
   VF ................................................       2,180       172,939
                                                                     -----------
                                                                       4,337,777
                                                                     -----------
CONSUMER STAPLES -- 11.4%
   Colgate-Palmolive .................................       6,552       517,477
   Dean Foods* .......................................      12,965       148,579
   Diageo ADR ........................................      11,507       804,109
   Energizer Holdings* ...............................       3,399       209,106
   Kellogg ...........................................      10,506       525,825
   Molson Coors Brewing, Cl B ........................       3,538       159,245
   Nestle ADR ........................................      25,545     1,260,646
   PepsiCo ...........................................       8,816       572,247
   Reckitt Benckiser Group ...........................      15,327       751,359
   Tesco .............................................      93,444       572,637
   Wal-Mart Stores ...................................      11,635       595,596
                                                                     -----------
                                                                       6,116,826
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

COMMON STOCK -- CONTINUED

                                                           SHARES       VALUE
                                                         ---------   -----------
ENERGY -- 10.0%
   Apache ............................................       4,619   $   441,484
   Chevron ...........................................       8,000       609,680
   CNOOC ADR .........................................       2,665       448,839
   Core Laboratories .................................       4,218       325,840
   Exxon Mobil .......................................      13,513       806,456
   FMC Technologies* .................................       8,089       511,872
   Noble .............................................      13,397       435,403
   Occidental Petroleum ..............................       3,657       284,990
   Oceaneering International* ........................       7,305       361,451
   Southwestern Energy* ..............................       8,062       293,860
   Transocean* .......................................       9,863       455,769
   Williams ..........................................      20,775       403,243
                                                                     -----------
                                                                       5,378,887
                                                                     -----------
FINANCIALS -- 10.5%
   Aflac .............................................      15,400       757,526
   Allstate ..........................................      18,397       519,531
   AMB Property REIT .................................       5,315       132,662
   Bank of New York Mellon ...........................      19,568       490,570
   Berkshire Hathaway, Cl B* .........................       2,860       223,423
   Charles Schwab ....................................      33,728       498,837
   Goldman Sachs Group ...............................       4,045       610,067
   HSBC Holdings ADR .................................       7,623       389,383
   Leucadia National* ................................      13,266       293,046
   Markel* ...........................................       1,358       459,004
   Morningstar* ......................................       6,648       299,226
   Plum Creek Timber REIT ............................       7,745       277,891
   PNC Financial Services Group ......................       2,626       155,958
   TCF Financial .....................................      23,483       371,971
   Tejon Ranch* ......................................       5,626       129,623
                                                                     -----------
                                                                       5,608,718
                                                                     -----------
HEALTH CARE -- 8.6%
   Abbott Laboratories ...............................      10,980       538,898
   Baxter International ..............................       3,015       131,967
   Johnson & Johnson .................................       8,606       499,923
   McKesson ..........................................       2,550       160,191
   Medco Health Solutions* ...........................      14,719       706,512
   Mednax* ...........................................       9,093       428,735
   Mettler-Toledo International* .....................       3,550       414,640

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

COMMON STOCK -- CONTINUED

                                                           SHARES       VALUE
                                                         ---------   -----------
HEALTH CARE -- CONTINUED
   Quest Diagnostics .................................      14,015   $   658,565
   Sanofi-Aventis ADR ................................       6,645       193,635
   Thermo Fisher Scientific* .........................      12,458       558,866
   VCA Antech* .......................................      15,529       323,624
                                                                     -----------
                                                                       4,615,556
                                                                     -----------
INDUSTRIALS -- 16.6%
   3M ................................................       7,245       619,737
   ABB ADR ...........................................      24,016       484,643
   Alexander & Baldwin ...............................      11,543       387,268
   ATC Technology* ...................................       2,198        52,708
   CH Robinson Worldwide .............................      10,381       676,841
   CSX ...............................................      11,090       584,665
   Graco .............................................      11,842       373,852
   Illinois Tool Works ...............................      11,400       495,900
   Komatsu ...........................................      29,459       619,256
   Middleby* .........................................       5,801       333,616
   Northrop Grumman ..................................       9,775       573,206
   Orbital Sciences* .................................      23,182       339,383
   Precision Castparts ...............................       3,390       414,224
   Republic Services, Cl A ...........................      33,058     1,053,228
   School Specialty* .................................       9,567       183,399
   Stericycle* .......................................       5,873       369,999
   Tyco International ................................      14,755       564,822
   United Technologies ...............................      11,189       795,538
                                                                     -----------
                                                                       8,922,285
                                                                     -----------
INFORMATION TECHNOLOGY -- 14.7%
   Accenture, Cl A ...................................      15,983       633,566
   ANSYS* ............................................       8,066       362,567
   Apple* ............................................       2,695       693,288
   Cisco Systems* ....................................      30,567       705,181
   DealerTrack Holdings* .............................      13,450       209,954
   Fiserv* ...........................................       3,805       190,630
   Global Payments ...................................       9,135       344,664
   Google, Cl A* .....................................       1,215       589,093
   Hewlett-Packard ...................................      13,570       624,763
   International Business Machines ...................       4,533       582,037
   NeuStar, Cl A* ....................................      14,159       328,914

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

COMMON STOCK -- CONTINUED

                                                           SHARES       VALUE
                                                         ---------   ----------
INFORMATION TECHNOLOGY -- CONTINUED
   QUALCOMM ..........................................      14,608   $   556,272
   Rofin-Sinar Technologies* .........................       8,492       178,841
   SAP ADR ...........................................      10,024       459,801
   Symantec* .........................................      10,920       141,632
   Taiwan Semiconductor Manufacturing ADR ............      57,516       580,912
   Wright Express* ...................................       8,733       305,568
   Zebra Technologies, Cl A* .........................      15,606       428,229
                                                                     -----------
                                                                       7,915,912
                                                                     -----------
MATERIALS -- 5.9%
   Barrick Gold ......................................       5,359       220,255
   BHP Billiton ADR ..................................      10,148       732,990
   Cemex ADR* ........................................      15,188       143,375
   Compass Minerals International ....................       3,742       264,522
   Freeport-McMoRan Copper & Gold ....................       3,825       273,640
   Monsanto ..........................................       5,245       303,371
   Nucor .............................................       4,250       166,345
   Rock-Tenn, Cl A ...................................       4,785       254,658
   Steel Dynamics ....................................      17,900       256,328
   Teck Resources, Cl B ..............................       7,443       262,366
   Thompson Creek Metals* ............................      26,728       248,570
   Weyerhaeuser ......................................       2,945        47,768
                                                                     -----------
                                                                       3,174,188
                                                                     -----------
TELECOMMUNICATION SERVICES -- 1.8%
   Neutral Tandem* ...................................      25,309       270,806
   Telefonica ADR ....................................       9,951       681,047
                                                                     -----------
                                                                         951,853
                                                                     -----------
UTILITIES -- 1.9%
   Edison International ..............................      19,185       635,983
   UGI ...............................................      15,043       405,559
                                                                     -----------
                                                                       1,041,542
                                                                     -----------
   TOTAL COMMON STOCK
      (Cost $42,275,865) .............................                48,063,544
                                                                     -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

EXCHANGE TRADED FUNDS -- 7.4%

                                                           SHARES       VALUE
                                                         ---------   -----------
   iShares Barclays 1-3 Year Treasury Bond Fund ......       3,667   $  308,871
   iShares Dow Jones Select Dividend Index Fund ......       3,560      162,087
   iShares MSCI All Country Asia Ex-Japan Index Fund .       6,235      350,220
   iShares MSCI Brazil Index Fund ....................       5,751      404,755
   iShares MSCI EAFE Index Fund ......................       4,480      232,602
   iShares MSCI Japan Index Fund .....................      73,193      704,849
   SPDR Barclays Capital 1-3 Month Treasury Bill .....       3,579      164,097
   SPDR S&P 500 Trust ................................       1,825      201,243
   Utilities Select Sector SPDR Fund .................       5,345      162,328
   Vanguard Emerging Markets Fund ....................      30,720    1,286,246
                                                                     ----------
   TOTAL EXCHANGE TRADED FUNDS
      (Cost $3,035,174) ..............................                3,977,298
                                                                     ----------
CASH EQUIVALENT -- 3.2%
   BlackRock Liquidity Funds Temp Fund
      Portfolio -- Institutional, 0.230% (A)
      (Cost $1,699,064) ..............................   1,699,064     1,699,064
                                                                     -----------
   TOTAL INVESTMENTS -- 100.1%
      (Cost $47,010,103) .............................               $53,739,906
                                                                     ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $53,702,517.

*    NON-INCOME PRODUCING SECURITY.

(A) -- THE RATE SHOWN IS THE SEVEN-DAY EFFECTIVE YIELD AS OF JULY 31, 2010. ADR -- AMERICAN DEPOSITARY RECEIPT
CL   -- CLASS
EAFE -- EUROPE, AUSTRALASIA, FAR EAST
MSCI -- MORGAN STANLEY CAPITAL INTERNATIONAL
REIT -- REAL ESTATE INVESTMENT TRUST
SPDR -- STANDARD & POOR'S DEPOSITORY RECEIPTS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Investments at Value (Cost $47,010,103) ..........................   $53,739,906
Cash .............................................................         6,043
Receivable for Investment Securities Sold ........................       261,872
Receivable for Dividends and Interest ............................       102,216
Prepaid Expenses .................................................         8,352
Receivable for Dividend Tax Reclaims .............................           299
                                                                     -----------
   TOTAL ASSETS ..................................................    54,118,688
                                                                     -----------
LIABILITIES:
Payable for Investment Securities Purchased ......................       313,235
Payable due to Investment Adviser ................................        28,559
Payable due to Administrator .....................................         8,493
Chief Compliance Officer Fees Payable ............................         3,390
Payable due to Trustees ..........................................         1,675
Other Accrued Expenses ...........................................        60,819
                                                                     -----------
   TOTAL LIABILITIES .............................................       416,171
                                                                     -----------
NET ASSETS .......................................................   $53,702,517
                                                                     ===========

NET ASSETS CONSISTS OF:

Paid-in Capital ..................................................   $47,711,203
Undistributed Net Investment Income ..............................        95,077
Accumulated Net Realized Loss on Investments and
   Foreign Currency Transactions .................................      (833,566)
Net Unrealized Appreciation on Investments .......................     6,729,803
                                                                     -----------
   NET ASSETS ....................................................   $53,702,517
                                                                     ===========
INVESTOR CLASS SHARES:
   Shares Issued and Outstanding
      (unlimited authorization -- no par value) ..................     4,091,685
NET ASSET VALUE, Offering and Redemption Price Per Share .........   $     13.12
                                                                     ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

 THE ADVISORS' INNER CIRCLE FUND II                           CLEAR RIVER FUND
                                                              FOR THE YEAR ENDED
                                                              JULY 31, 2010

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividends .......................................................   $ 1,140,977
Less: Foreign Taxes Withheld ....................................       (31,393)
                                                                    -----------
   TOTAL INVESTMENT INCOME ......................................     1,109,584
                                                                    -----------
EXPENSES
Investment Advisory Fees ........................................       444,525
Administration Fees .............................................       100,000
Trustees' Fees ..................................................         7,697
Chief Compliance Officer Fees ...................................         6,974
Legal Fees ......................................................        46,325
Transfer Agent Fees .............................................        44,828
Deferred Offering Costs (See Note 2) ............................        36,789
Printing Fees ...................................................        28,887
Audit Fees ......................................................        19,918
Registration Fees ...............................................        16,161
Custodian Fees ..................................................        10,459
Insurance and Other Expenses ....................................        11,192
                                                                    -----------
   TOTAL EXPENSES ...............................................       773,755
                                                                    -----------
Less: Investment Advisory Fees Waived (See Note 5) ..............      (146,086)
      Fees Paid Indirectly (See Note 4) .........................           (96)
                                                                    -----------
   NET EXPENSES .................................................       627,573
                                                                    -----------
NET INVESTMENT INCOME ...........................................       482,011
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
   Net Realized Gain on Investments .............................     3,280,074
   Net Realized Loss on Foreign Currency Transactions ...........        (3,597)
   Net Change in Unrealized Appreciation (Depreciation) on
      Investments ...............................................      (737,753)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS ................................     2,538,724
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $ 3,020,735
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                             YEAR         PERIOD
                                                             ENDED        ENDED
                                                           JULY 31,      JULY 31,
                                                             2010         2009*
                                                         -----------   -----------
OPERATIONS:
   Net Investment Income .............................   $   482,011   $   246,849
   Net Realized Gain (Loss) on Investments and Foreign
      Currency Transactions ..........................     3,276,477    (4,132,570)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ..................      (737,753)   12,639,918
                                                         -----------   -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS .....................................     3,020,735     8,754,197
                                                         -----------   -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income .............................      (394,016)     (217,240)
                                                         -----------   -----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ..............      (394,016)     (217,240)
                                                         -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Issued ............................................     8,829,497    11,685,394
   Issued through In-Kind Transfer** .................            --    27,344,764
   Reinvestment of Distributions .....................       133,473        72,501
   Redeemed ..........................................    (4,035,402)   (1,491,386)
                                                         -----------   -----------
   NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
      TRANSACTIONS ...................................     4,927,568    37,611,273
                                                         -----------   -----------
      TOTAL INCREASE IN NET ASSETS ...................     7,554,287    46,148,230
                                                         -----------   -----------
NET ASSETS:
   Beginning of period ...............................    46,148,230            --
                                                         -----------   -----------
   End of period (including undistributed net
      investment income of $95,077 and $9,138,
      respectively) ..................................   $53,702,517   $46,148,230
                                                         ===========   ===========
SHARE TRANSACTIONS:
   Issued ............................................       651,200     1,131,567
   Issued through In-Kind Transfer** .................            --     2,734,476
   Reinvestment of Distributions .....................         9,986         6,669
   Redeemed ..........................................      (300,096)     (142,117)
                                                         -----------   -----------
   NET INCREASE IN SHARES OUTSTANDING ................       361,090     3,730,595
                                                         ===========   ===========

*    FUND COMMENCED OPERATIONS ON FEBRUARY 3, 2009.

**   SEE NOTE 9 IN NOTES TO FINANCIAL STATEMENTS.

AMOUNTS DESIGNATED AS "--" ARE $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                YEAR      PERIOD
                                                               ENDED       ENDED
                                                              JULY 31,   JULY 31,
                                                                2010      2009(2)
                                                              --------   -------
Net Asset Value, Beginning of Period ......................   $ 12.37    $ 10.00
                                                              -------    -------
Income from Operations:
Net Investment Income(1) ..................................     0.12        0.07
Net Realized and Unrealized Gain on Investments ...........     0.73        2.36
                                                              -------    -------
Total from Operations .....................................     0.85        2.43
                                                              -------    -------
Dividends and Distributions from:
   Net Investment Income ..................................     (0.10)     (0.06)
                                                              -------    -------
Net Asset Value, End of Period ............................   $ 13.12    $ 12.37
                                                              =======    =======
TOTAL RETURN+ .............................................      6.87%     24.37%
                                                              =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .....................   $53,703    $46,148
Ratio of Expenses to Average Net Assets (including waivers
   and reimbursements, excluding fees paid indirectly) ....      1.20%      1.20%*
Ratio of Expenses to Average Net Assets (including waivers,
   reimbursements and fees paid indirectly) ...............      1.20%      1.20%*
Ratio of Expenses to Average Net Assets (excluding waivers,
   reimbursements and fees paid indirectly) ...............      1.48%      1.82%*
Ratio of Net Investment Income to Average Net Assets ......      0.92%      1.32%*
Portfolio Turnover Rate ...................................        52%        39%++

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR ASSUMED BY THE ADVISER DURING THE PERIOD. THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(2)  FUND COMMENCED OPERATIONS ON FEBRUARY 3, 2009.

*    ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND II (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 funds. The financial statements herein are those of the Clear River Fund, a diversified Fund (the "Fund"). The investment objective of the Fund is long-term capital growth on a tax-efficient basis while providing moderate current income. The Fund utilizes a combination of six distinct and complementary investment strategies (Growth Equity 10%-40%, Income Equity 5%-25%, International Equity 10%-40%, Real Asset Equity 0%-20%, Small Cap Equity 5%-30% and Special Situations 0%-10%). Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The financial statements of the remaining funds are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund currently offers Investor Class Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

     such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Trust's Board of Trustees (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2010, there were no fair-valued securities.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

          - Level 3 -- Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     As of July 31, 2010, all of the Fund's investments are Level 1. There were no significant transfers between Level 1 and Level 2 during the year. For more details of the investment classification, reference the Schedule of Investments.

     For the year ended July 31, 2010, there have been no significant changes to the Fund's fair value methodologies.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more likely than not" (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

     liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     The Fund reports certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     REAL ESTATE INVESTMENT TRUSTS ("REITS") -- Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

     DEFERRED OFFERING COSTS -- Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over 12 months from inception of the Fund. As of July 31, 2010, the offering costs have been fully amortized.

     REDEMPTION FEES -- The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than 90 days. For the year ended July 31, 2010, there were no redemption fees retained by the Fund.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

Wells Fargo Bank, N.A., acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

4. ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENT AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

     0.12% on the first $100 million of the Fund's average daily net assets; 0.10% on the next $150 million of the Fund's average daily net assets; 0.08% on the next $250 million of the Fund's average daily net assets; and 0.06% on the Fund's average daily net assets over $500 million.

The Fund is subject to a minimum annual administration fee of $100,000 per portfolio, up to three portfolios, or $90,000 per portfolio for four or more portfolios. There is also a minimum annual administration fee of $15,000 per additional class.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits that can be used to offset transfer agent expenses. During the year ended July 31, 2010, the Fund earned credits of $96 which were used to offset transfer agent expenses. This amount is listed as "Fees Paid Indirectly" on the Statement of Operations.

5. INVESTMENT ADVISORY AGREEMENT:

Lowry Hill Investment Advisors, Inc (the "Adviser"), a wholly owned subsidiary of the Custodian, serves as the investment adviser to the Fund. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily net assets. The Adviser has voluntarily agreed to limit the total expenses of the Investor shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.20% of the Fund's average daily net assets. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its voluntary expense limitation until further notice, but may discontinue it at any time. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and 1.20% to recapture all or a portion of its prior fee reductions or expense limitation reimbursements made during the preceding three-year period. As of July 31, 2010, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $116,394, expiring in 2012, and $146,086, expiring in 2013.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $30,804,072 and $26,186,998, respectively, for the year ended July 31, 2010. There were no purchases or sales of long-term U.S. Government securities by the Fund.

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences primarily relating to the tax treatment of certain investments in REITs and foreign currency transactions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2010:

     DECREASE          INCREASE
UNDISTRIBUTED NET   ACCUMULATED NET
INVESTMENT INCOME    REALIZED GAIN
-----------------   ---------------
     $(2,056)            $2,056

The tax character of dividends and distributions for the Fund declared during the year ended July 31, 2010, and the period ended July 31, 2009, was as follows:

       ORDINARY
        INCOME      TOTAL
       --------   --------
2010   $394,016   $394,016
2009    217,240    217,240

As of July 31, 2010, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income   $   90,801
Capital Loss Carryforwards        (466,431)
Unrealized Appreciation          6,369,718
Other Temporary Differences         (2,774)
                                ----------
Total Distributable Earnings    $5,991,314
                                ==========

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains were as follows:

 EXPIRES     AMOUNT
---------   --------
July 2018   $466,431

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Fund at July 31, 2010, was as follows:

                AGGREGATE     AGGREGATE
                  GROSS         GROSS           NET
  FEDERAL      UNREALIZED     UNREALIZED     UNREALIZED
  TAX COST    APPRECIATION   DEPRECIATION   APPRECIATION
-----------   ------------   ------------   ------------
$47,370,188    $8,237,883    $(1,868,165)    $6,369,718

8. CREDIT RISK:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements are dependent on future claims that may be made against the Fund and, therefore, cannot be established. However, based on experience, the risk of loss from such claims is considered remote.

The Fund may invest in Exchange Traded Funds ("ETF"). An ETF is a pooled investment vehicle, such as a registered investment company or a grantor trust, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended. These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

9. IN-KIND TRANSFER:

During the period ended July 31, 2009, the Fund issued shares of beneficial interest in exchange for securities. The securities were exchanged on a tax-free basis on the date of transaction. The details of the in-kind transfer were as follows:

                                                  UNREALIZED
TRANSACTION DATE   SHARES ISSUED      VALUE      DEPRECIATION
----------------   -------------   -----------   ------------
February 3, 2009     2,734,476     $27,344,764   $(5,172,362)

10. SUBSEQUENT EVENT:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors' Inner Circle Fund II and the Shareholders of the Clear River Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clear River Fund, a series of shares of beneficial interest of The Advisors' Inner Circle Fund II, as of July 31, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period February 3, 2009 (commencement of operations) through July 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clear River Fund as of July 31, 2010, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period February 3, 2009 through July 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

                                        (BBD, LLP)
                                        BBD, LLP

Philadelphia, Pennsylvania
September 23, 2010

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, dates of birth, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act

                                             TERM OF
                            POSITION(S)     OFFICE AND
    NAME, ADDRESS,(1)        HELD WITH      LENGTH OF
      DATE OF BIRTH          THE TRUST    TIME SERVED(2)
------------------------   ------------   --------------
INTERESTED BOARD MEMBERS     Chairman      (Since 1991)
ROBERT A. NESHER           of the Board
8/17/46                     of Trustees

WILLIAM M. DORAN              Trustee      (Since 1992)
1701 Market Street
Philadelphia, PA 19103
5/26/40

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-333-0246. The following chart lists Trustees and Officers as of July 31, 2010.

                                         NUMBER OF
                                         FUNDS IN
                                       THE ADVISORS'
                                   INNER CIRCLE FUND II
    PRINCIPAL OCCUPATION(S)          OVERSEEN BY BOARD                   OTHER DIRECTORSHIPS
      DURING PAST 5 YEARS                 MEMBER                       HELD BY BOARD MEMBER(3)
--------------------------------   --------------------   ---------------------------------------------
Currently performs various                  28            Trustee of The Advisors' Inner Circle Fund,
services on behalf of SEI                                 Bishop Street Funds, SEI Asset Allocation
Investments for which Mr. Nesher                          Trust, SEI Daily Income Trust, SEI
is compensated.                                           Institutional International Trust, SEI
                                                          Institutional Investments Trust, SEI
                                                          Institutional Managed Trust, SEI Liquid Asset
                                                          Trust, SEI Tax Exempt Trust, and SEI Alpha
                                                          Strategy Portfolios, L.P., Director of SEI
                                                          Global Master Fund, plc, SEI Global Assets
                                                          Fund, plc, SEI Global Investments Fund, plc,
                                                          SEI Investments Global, Limited, SEI
                                                          Investments -- Global Fund Services, Limited,
                                                          SEI Investments (Europe), Limited, SEI
                                                          Investments -- Unit Trust Management (UK),
                                                          Limited, SEI Global Nominee Ltd., SEI
                                                          Opportunity Fund, L.P., SEI Structured Credit
                                                          Fund, L.P., SEI Multi-Strategy Funds plc and
                                                          SEI Islamic Investments Fund plc.

Self-employed Consultant since              28            Trustee of The Advisors' Inner Circle Fund,
2003. Partner, Morgan, Lewis &                            Bishop Street Funds, SEI Asset Allocation
Bockius LLP (law firm) from                               Trust, SEI Daily Income Trust, SEI
1976-2003, counsel to the Trust,                          Institutional International Trust, SEI
SEI, SIMC, the Administrator and                          Institutional Investments Trust, SEI
the Distributor. Director of SEI                          Institutional Managed Trust, SEI Liquid Asset
Investments since 1974;                                   Trust, SEI Tax Exempt Trust, and SEI Alpha
Secretary of SEI Investments                              Strategy Portfolios, L.P., Director of SEI
since 1978.                                               since 1974. Director of the Distributor since
                                                          2003. Director of SEI Investments -- Global
                                                          Fund Services, Limited, SEI Investments
                                                          Global, Limited, SEI Investments (Europe),
                                                          Limited, SEI Investments (Asia), Limited and
                                                          SEI Asset Korea Co., Ltd., SEI Global Nominee
                                                          Limited and SEI Investments -- Unit Trust
                                                          Management (UK) Limited.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                            TERM OF
                          POSITION(S)     OFFICE AND
   NAME, ADDRESS(1),       HELD WITH       LENGTH OF
     DATE OF BIRTH         THE TRUST    TIME SERVED(2)
-----------------------   -----------   --------------
INDEPENDENT
BOARD MEMBERS
JAMES M. STOREY             Trustee      (Since 1994)
4/12/31

GEORGE J. SULLIVAN, JR.     Trustee      (Since 1999)
11/13/42

BETTY L. KRIKORIAN          Trustee      (Since 2005)
1/23/43

CHARLES E. CARLBOM          Trustee      (Since 2005)
8/20/34

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

                                         NUMBER OF
                                         FUNDS IN
                                       THE ADVISORS'
                                   INNER CIRCLE FUND II
     PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD                  OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS                 MEMBER                     HELD BY BOARD MEMBER(3)
--------------------------------   --------------------   ---------------------------------------------
Attorney, solo Practitioner                 28            Trustee of The Advisors' Inner Circle Fund,
since 1994. Partner, Dechert,                             Bishop Street Funds, and U.S. Charitable Gift
Price & Rhoads, (law firm)                                Trust, SEI Asset Allocation Trust, SEI Daily
September 1987-December 1993.                             Income Trust, SEI Institutional International
                                                          Trust, SEI Institutional Investments Trust,
                                                          SEI Institutional Managed Trust, SEI Liquid
                                                          Asset Trust, SEI Tax Exempt Trust, and SEI
                                                          Alpha Strategy Portfolios, L.P.

Self-Employed Consultant,                   28            Trustee of The Advisors' Inner Circle Fund,
Newfound Consultants, Inc. since                          Bishop Street Funds, State Street Navigator
April 1997.                                               Securities Lending Trust, SEI Asset
                                                          Allocation Trust, SEI Daily Income Trust, SEI
                                                          Institutional International Trust, SEI
                                                          Institutional Investments Trust, SEI
                                                          Institutional Managed Trust, SEI Liquid Asset
                                                          Trust, SEI Tax Exempt Trust, and SEI Alpha
                                                          Strategy Portfolios, L.P., Director of SEI
                                                          Opportunity Fund, L.P., and SEI Structured
                                                          Credit Fund, L.P., member of the independent
                                                          review committee for SEI's
                                                          Canadian-registered mutual funds.

Vice President Compliance, AARP             28            Trustee of The Advisors' Inner Circle Fund
Financial, Inc. since 2008.                               and Bishop Street Funds.
Self-Employed Legal and
Financial Services Consultant
since 2003. Counsel to State
Street Bank Global Securities
and Cash Operations from 1995 to
2003.

Self-Employed Business                      28            Director of Oregon Transfer Co. and Trustee
Consultant, Business Project                              of The Advisors'Inner Circle Fund, Bishop
Inc. since 1997. CEO and                                  Street Funds.
President, United Grocers Inc.
from 1997 to 2000.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                                           TERM OF
                                   POSITION(S)            OFFICE AND
     NAME, ADDRESS(1),              HELD WITH             LENGTH OF
      DATE OF BIRTH                 THE TRUST           TIME SERVED(2)
-------------------------   -------------------------   --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
MITCHELL A. JOHNSON                  Trustee             (Since 2005)
3/1/42

JOHN K. DARR                         Trustee             (Since 2008)
8/17/44

OFFICERS
PHILIP T. MASTERSON                 President            (Since 2008)
3/12/64

MICHAEL LAWSON              Treasurer, Controller and    (Since 2005)
10/8/60                      Chief Financial Officer

(1) Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

                                         NUMBER OF
                                         FUNDS IN
                                      THE ADVISORS'
                                   INNER CIRCLE FUND II
     PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD                OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS                MEMBER                  HELD BY BOARD MEMBER/OFFICER(3)
--------------------------------   --------------------   ---------------------------------------------
Retired.                                    28            Director, Federal Agricultural Mortgage
                                                          Corporation. Trustee of The Advisors' Inner
                                                          Circle Fund, Bishop Street Funds, SEI Asset
                                                          Allocation Trust, SEI Daily Income Trust, SEI
                                                          Institutional International Trust, SEI
                                                          Institutional Investments Trust, SEI
                                                          Institutional Management Trust, SEI Liquid
                                                          Asset Trust, SEI Tax Exempt Trust and SEI
                                                          Alpha Strategy Portfolios, L.P.

CEO, Office of Finance, FHL                 28            Director of Federal Home Loan Bank of
Banks from 1992 to 2007.                                  Pittsburgh and Manna, Inc. and Trustee of The
                                                          Advisors' Inner Circle Fund and Bishop Street
                                                          Funds.

Managing Director of SEI                   N/A                                 N/A
Investments since 2006, Vice
President and Assistant
Secretary of the Administrator
from 2004 to 2006. General
Counsel of Citco Mutual Fund
Services from 2003 to 2004. Vice
President and Associate Counsel
for the Oppenheimer Funds from
2001 to 2003.

Director, SEI Investments, Fund            N/A                                 N/A
Accounting since July 2005.
Manager, SEI Investments AVP
from April 1995 to February 1998
and November 1998 to July 2005.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)

                                                            TERM OF
                                    POSITION(S)           OFFICE AND
    NAME, ADDRESS(1),                HELD WITH             LENGTH OF
      DATE OF BIRTH                  THE TRUST            TIME SERVED
-------------------------   -------------------------   --------------
OFFICERS (CONTINUED)
RUSSELL EMERY                    Chief Compliance        (Since 2006)
12/18/62                              Officer

JOSEPH GALLO                      Vice President         (Since 2007)
4/29/73                           and Secretary

CAROLYN MEAD                      Vice President         (Since 2007)
7/8/57                       and Assistant Secretary

JAMES NDIAYE                    Vice President and       (Since 2004)
9/11/68                        Assistant Secretary

TIMOTHY D. BARTO                  Vice President         (Since 2000)
3/28/68                      and Assistant Secretary

MICHAEL BEATTIE                   Vice President         (Since 2008)
3/13/65

ANDREW S. DECKER                   AML Officer           (Since 2008)
8/22/63

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

                                         NUMBER OF
                                         FUNDS IN
                                       THE ADVISORS'
                                   INNER CIRCLE FUND II
     PRINCIPAL OCCUPATION(S)         OVERSEEN BY BOARD                 OTHER DIRECTORSHIPS
       DURING PAST 5 YEARS                MEMBER                          HELD BY OFFICER
--------------------------------   --------------------   ---------------------------------------------
Chief Compliance Officer of The            N/A                                 N/A
Advisors' Inner Circle Fund, The
Advisors' Inner Circle Fund
II,the Bishop Street Funds, SEI
Structured Credit Fund, LP and
SEI Alpha Strategy Portfolios,
LP since June 2007. Chief
Compliance Officer of SEI
Opportunity Fund, L.P, SEI
Institutional Managed Trust, SEI
Asset Allocation Trust, SEI
Institutional International
Trust, SEI Institutional
Investments Trust, SEI Daily
Income Trust, SEI Liquid Asset
Trust, and SEI Tax Exempt Trust
Since March 2006. Director of
Investment Product Management
and Development, SEI Investments
from February 2003 to March
2006. Senior Investment Analyst,
Equity Team, SEI Investments,
from March 2000 to February
2003.

Corporate Counsel of SEI since             N/A                                 N/A
2007; Associate Counsel, ICMA
Retirement Corporation,
2004-2007; Federal Investigator,
U.S. Department of Labor,
2002-2004; U.S. Securities and
Exchange Commission --
Department of Investment
Management, 2003.

Corporate Counsel of SEI since             N/A                                 N/A
2007; Associate, Stradley,
Ronon, Stevens & Young,
2004-2007; Counsel ING Variable
Annuities, 1999-2002.

Employed by SEI Investments                N/A                                 N/A
Company since 2004. Vice
President, Deutsche Asset
Management from 2003-2004.
Associate, Morgan, Lewis &
Bockius LLP from 2000-2003.
Counsel, Assistant Vice
President, ING Variable
Annuities Group from 1999-2000.

General Counsel, Vice President            N/A                                 N/A
and Assistant Secretary of SEI
Investments Global Funds
Services since 1999; Associate,
Dechert Price & Rhoads (law
firm) from 1997-1999; Associate,
Richter, Miller & Finn (law
firm) from 1994-1997.

Director of Client Services at             N/A                                 N/A
SEI since 2004.

Compliance Officer and Product             N/A                                 N/A
Manager, SEI, 2005-2008. Vice
President, Old Mutual Capital,
2000-2005. Operations Director,
Prudential Investments,
1998-2000.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND
                                                                JULY 31, 2010

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                          BEGINNING     ENDING                 EXPENSE
                           ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                            VALUE       VALUE       EXPENSE     DURING
                           02/01/10   07/31/10      RATIOS     PERIOD*
                          ---------   ---------   ----------   --------
ACTUAL PORTFOLIO RETURN   $1,000.00   $  987.30      1.20%      $5.91
HYPOTHETICAL 5% RETURN     1,000.00    1,018.84      1.20        6.01

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF-YEAR PERIOD).

THE ADVISORS' INNER CIRCLE FUND II                              CLEAR RIVER FUND

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders who do not have a July 31, 2010, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2010, taxable year, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2010, the Clear River Fund is designating the following items with regard to distributions paid during the period.

                                                 Qualifying
                                                     for                          Foreign Investors
                                                  Corporate                  ----------------------------
  Long-Term        Ordinary                       Dividends     Qualifying     Interest       Short-Term
 Capital Gain       Income          Total          Received      Dividend       Related      Capital Gain
Distributions   Distributions   Distributions   Deduction (1)   Income (2)   Dividend (3)   Dividends (4)
-------------   -------------   -------------   -------------   ----------   ------------   -------------
    0.00%          100.00%         100.00%          99.57%        100.00%        0.00%          0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS THAT QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME", AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003, AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDEND" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004, AND IS REFLECTED AS A PERCENTAGE OF NET INVESTMENT INCOME DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER DECEMBER 31, 2009.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL GAIN DIVIDENDS" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004, AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER DECEMBER 31, 2009.

                                CLEAR RIVER FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-877-333-0246
                             www.clearriverfund.com

                                    ADVISER:
                      Lowry Hill Investment Advisors, Inc.
                             90 South Seventh Street
                                   Suite 5300
                              Minneapolis, MN 55402

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                                    BBD, LLP
                         1835 Market Street, 26th Floor
                             Philadelphia, PA 19103

         This information must be preceded or accompanied by a current prospectus for the Fund.

LHI-AR-001-0200

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by BBD, LLP ("BBD") related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                              2010                                                   2009
                      ---------------------------------------------------   ---------------------------------------------------
                                          All fees and     All other fees                       All fees and     All other fees
                                          services to     and services to                       services to     and services to
                        All fees and        service           service         All fees and        service           service
                      services to the   affiliates that   affiliates that   services to the   affiliates that   affiliates that
                      Trust that were        were         did not require   Trust that were        were         did not require
                        pre-approved      pre-approved      pre-approval      pre-approved      pre-approved      pre-approval
                      ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
(a)   Audit
      Fees(1)             $20,500             N/A               N/A             $19,500             N/A               N/A

(b)   Audit-Related
      Fees                    N/A             N/A               N/A                 N/A             N/A               N/A

(c)   Tax Fees                N/A             N/A               N/A                 N/A             N/A               N/A

(d)   All Other
      Fees (1)                N/A             N/A               N/A                 N/A             N/A               N/A

Notes:

(1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2010   2009
                     ----   ----
Audit-Related Fees    N/A    N/A
Tax Fees              N/A    N/A
All Other Fees        N/A    N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services provided to the Trust and billed by BBD for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund II


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

Date: October 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson
                                        President

Date: October 8, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson
                                        Treasurer, Controller and Chief
                                        Financial Officer

Date: October 8, 2010